    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 25, 2000



                                                      REGISTRATION NO. 333-42574

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------


                                AMENDMENT NO. 1



                                       TO


                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                                E-CENTIVES, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                7389                               52-1988332
(State or other jurisdiction of        (Primary Standard Industrial         (I.R.S. Employer Identification
incorporation or organization)          Classification Code Number)                      No.)

                             ---------------------

                        6903 ROCKLEDGE DRIVE, SUITE 1200
                            BETHESDA, MARYLAND 20817
                                 (301) 564-6700
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                             ---------------------

                              JASON R. KARP, ESQ.
                       VICE PRESIDENT AND GENERAL COUNSEL
                                E-CENTIVES, INC.
                        6903 ROCKLEDGE DRIVE, SUITE 1200
                            BETHESDA, MARYLAND 20817
                                 (301) 564-6700
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             ---------------------

                                   Copies to:

            STEVEN M. KAUFMAN, ESQ.                                DR. FRANCOIS M. BIANCHI
             HOGAN & HARTSON L.L.P.                                 NIEDERER KRAFT & FREY
          555 THIRTEENTH STREET, N.W.                                   BAHNHOFSTR. 13
             WASHINGTON, D.C. 20004                                     CH-8001 ZURICH
           TELEPHONE: (202) 637-5600                              TELEPHONE: +41-1-217-1000
           FACSIMILE: (202) 637-5910                              FACSIMILE: +41-1-217-1400

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                             ---------------------


    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

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


                      EXPLANATORY NOTE TO AMENDMENT NO. 1



     This Amendment No. 1 to the e-centives, Inc. Registration Statement on Form S-1 has been filed solely for the purpose of filing certain exhibits to the Registration Statement.


                                    PART II


                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

  (a) Exhibits

     See Index to Exhibits.

  (b) Financial Statement Schedules


     Previously filed.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Bethesda, State of Maryland, on August 25, 2000.


                                            E-CENTIVES, INC.

                                            By:      /s/ KAMRAN AMJADI
                                              ----------------------------------
                                                        Kamran Amjadi
                                                 Chairman and Chief Executive
                                                            Officer


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.



                        NAME                                        TITLE                    DATE
                        ----                                        -----                    ----

                          *                            Chairman and Chief Executive     August 25, 2000
-----------------------------------------------------    Officer (Principal Executive
                    Kamran Amjadi                        Officer)

                          *                            President, Chief Operating         July 28, 2000
-----------------------------------------------------    Officer, Secretary and
                   Mehrdad Akhavan                       Director

                          *                            Chief Financial Officer and      August 25, 2000
-----------------------------------------------------    Treasurer (Principal
                  Michael Sullivan                       Financial and Accounting
                                                         Officer)

                                                       Director                         August 25, 2000
-----------------------------------------------------
                    Peter Friedli

                          *                            Director                         August 25, 2000
-----------------------------------------------------
                    James Caccavo

* By Attorney-in-Fact
                   /s/ JASON KARP
-----------------------------------------------------
                     Jason Karp

                               INDEX TO EXHIBITS


 EXHIBIT
 NUMBER                                 DESCRIPTION
 -------                                -----------
 1.1(3)         Form of Underwriting Agreement.
 3.1.1(1)       Certificate of Incorporation of e-centives, Inc., as
                   amended.
 3.1.2(3)       Form of Amended and Restated Certificate of Incorporation of
                   e-centives, Inc. to be filed after the closing of this
                   offering.
 3.2(3)         Certificate of Elimination to Certificate of Designations,
                   Rights and Preferences of Series C Convertible Preferred
                   Stock of e-centives, Inc.
 3.3(1)         Bylaws of e-centives, Inc.
 4.1(3)         Specimen certificate representing the Common Stock.
 4.2(1)         Registration Rights Agreement, dated February 18, 2000, by and among e-centives, Inc. and certain stockholders named
                   therein.
 5(3)           Opinion of Hogan & Hartson L.L.P.
10.1(1)         1996 Stock Incentive Plan.
10.2(2)*        e-centives -- Excite@Home Co-Branding Agreement, dated
                   February 16, 2000, by and between e-centives, Inc. and At
                   Home Corporation.
10.3(2)*        Technology and Marketing Agreement, dated May 13, 1999, by and between e-centives, Inc. and ZDNet, as amended.
10.4(1)         Internet Data Center Services Agreement, dated March 23,
                   1998, by and between e-centives, Inc. and Exodus
                   Communications, Inc.
10.5(1)         Employment Agreement for Kamran Amjadi, dated May 8, 1998.
10.6(1)         Employment Agreement for Mehrdad Akhavan, dated May 8, 1998.
10.7(1)         Lease Agreement, dated September 23, 1997, by and between
                   e-centives, Inc. and Democracy Associates Limited
                   Partnership, as amended and modified on June 29, 2000.
23.1(1)         Consent of KPMG LLP.
23.2(3)         Consent of Hogan & Hartson L.L.P. (included in Exhibit 5).
24.1(1)         Power of Attorney.
27.1(1)         Financial Data Schedule.


---------------


(1) Previously filed.



(2) Filed herewith.



(3) To be filed by amendment.



 * Certain confidential portions of this Exhibit were omitted by means of redacting a portion of the text. This Exhibit has been filed separately with the Secretary of the Commission without such text pursuant to our Application Requesting Confidential Treatment under Rule 406 of the Securities Act.